EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Excellency Investment Realty Trust, Inc. (the "Registrant") on Form 10-QSB for the three-month period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, David Mladen, Chief Executive Officer (principal executive, financial, and accounting officer) of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.



By:/s/ David Mladen
   -----------------------------------------------
       David Mladen
       Chief Executive Officer (principal
       executive, financial, and accounting officer)
       Dated this 21st day of May, 2007